                                                                   Exhibit 15(a)


                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below, being a Director and/or officer of Mercury Index Funds, Inc. (the "Corporation") hereby nominates, constitutes and appoints Terry K. Glenn, Donald
C. Burke and Ira P. Shapiro (with full power of each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead and in any and all capacities, to make, execute and sign the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the Corporation and all amendments and supplements thereto, and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 1999. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.



/s/ Terry K. Glenn                          /s/ J. Thomas Touchton
-----------------------------               ---------------------------------
Terry K. Glenn                              J. Thomas Touchton
President and Director                      Director

/s/ Jack B. Sunderland                      /s/ Donald C. Burke
-----------------------------               ---------------------------------
Jack B. Sunderland                          Donald C. Burke
Director                                    Vice President and Treasurer

/s/ Stephen B. Swensrud                     /s/ Ira P. Shapiro
-----------------------------               ---------------------------------
Stephen B. Swensrud                         Ira P. Shapiro
Director                                    Secretary

                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below, being a Trustee and/or officer of Index Master Series Trust, hereby nominates, constitutes and appoints Terry K. Glenn, Donald C. Burke and Ira P. Shapiro (with full power of each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead and in any and all capacities, to execute and sign the Registration Statement on Form N-1A under the Investment Company Act of 1940 of Mercury Index Funds, Inc. (the "Corporation") and all amendments and supplements thereto, and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock, par value $0.0001 per share, of the Corporation, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned himself might or could do.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of September, 1999. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

/s/ Terry K. Glenn                         /s/ J. Thomas Touchton
-------------------------------            ---------------------------------
Terry K. Glenn                             J. Thomas Touchton
President and Trustee                      Trustee

/s/ Jack B. Sunderland                     /s/ Donald C. Burke
-------------------------------            ---------------------------------
Jack B. Sunderland                         Donald C. Burke
Trustee                                    Vice President and Treasurer

/s/ Stephen B. Swensrud                    /s/ Ira P. Shapiro
-------------------------------            ---------------------------------
Stephen B. Swensrud                        Ira P. Shapiro
Trustee                                    Secretary